FIRST AMENDMENT TO THE
AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF STRATUS KINGWOOD PLACE, L.P.

This First Amendment to the Amended and Restated Limited Partnership Agreement of Stratus Kingwood Place, L.P. (this “First Amendment”) is made and entered into by STRATUS NORTHPARK, L.L.C., a Texas limited liability company (the “General Partner”), to be effective as of October 31, 2018 (the “Effective Date”).
R E C I T A L S:
A.    STRATUS KINGWOOD PLACE, L.P., a Texas limited partnership (the “Partnership”), is governed by that certain Amended and Restated Limited Partnership Agreement of Stratus Kingwood Place, L.P. dated effective as of August 3, 2018 (the “Partnership Agreement”).
B.    The Partnership has admitted Ross L. Vaughan and Jeffery L. Smith as additional Class B Limited Partners in accordance with Section 4.3(c) of the Partnership Agreement.
C.    Pursuant to the authority granted to the General Partner in Section 4.3(c) of the Partnership Agreement, the General Partner desires to amend the Partnership Agreement as set forth in this First Amendment.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership Agreement is hereby amended as follows:
1.    Amendment to Exhibit “A”. Exhibit “A” of the Partnership Agreement is hereby replaced with the Exhibit “A” attached hereto and incorporated herein.
2.    Signature Pages. The signature pages to the Partnership Agreement for Ross L. Vaughan and Jeffery L. Smith are attached hereto as Exhibit “B” and incorporated herein (the “Signature Pages”). The Signature Pages are hereby attached to the Partnership Agreement.
3.    Ratification of Partnership Agreement, As Amended. Except as amended by this First Amendment, the Partnership Agreement is hereby ratified, confirmed and approved.

GENERAL PARTNER:
STRATUS NORTHPARK, L.L.C., a Texas limited liability company, General Partner

By:	/s/ Erin D. Pickens
Erin D. Pickens, Senior Vice President

EXHIBIT “A”

TO THE FIRST AMENDMENT TO THE
AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF STRATUS KINGWOOD PLACE, L.P.

Partners’ Capital Interests, Voting Interests,
and Capital Contributions through October 31, 2018

Partners	Capital Interest(1)	Voting Interest(1)	Capital Contributions(1)

General Partner:

Stratus Northpark, L.L.C.	0.1268%	0.1268%	$15,000

Class A Limited Partner:

Stratus Properties Operating Co., L.P.	6.9191%	6.9191%	$818,798(2)

Class B Limited Partners:

Blue Bird DE LP	6.3378%	6.3378%	$750,000
Botierra, LLC	42.2519%	42.2519%	$5,000,000
Druid Hills Capital, LLC	8.4504%	8.4504%	$1,000,000
GRQ123 Enterprises, LLC	7.0392%	7.0392%	$833,000
GRS123, LLC	4.7914%	4.7914%	$567,000
JBM Trust	8.4504%	8.4504%	$1,000,000
JDJIV Trust Partners	2.1126%	2.1126%	$250,000
LCHM Holdings, LLC	8.4504%	8.4504%	$1,000,000
LMJ Trust Partners	2.1126%	2.1126%	$250,000
Ross L. Vaughan	1.4788%	1.4788%	$175,000
Jeffery L. Smith	1.4788%	1.4788%	$175,000

Class B Limited Partners Subtotal:	92.9541%	92.9541%	$11,000,000

Total:	100.00%	100.00%	$11,833,798

(1)	Reflects Capital Interests, Voting Interests, and Capital Contributions through October 31, 2018 (using $818,798 for the Class A Limited Partner for purposes of calculating percentages and subtotals).

(2)
Reflects actual amount of Capital Contributions through September 30, 2018. As provided in Article 4 the Partnership Agreement, the Class A Limited Partner will be making additional Capital Contributions and the Capital Interests and Voting Interests will be adjusted based on the relative total Capital Contributions of the Partners.

EXHIBIT “B”

TO THE FIRST AMENDMENT TO THE
AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF STRATUS KINGWOOD PLACE, L.P.

[Attached to this cover page are the signature pages to the Partnership Agreement for Ross L. Vaughan and Jeffery L. Smith.]

COUNTERPART SIGNATURE PAGE
TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF STRATUS KINGWOOD PLACE, L.P.
By execution of this counterpart signature page, the undersigned named limited partner hereby becomes a Class B Limited Partner of STRATUS KINGWOOD PLACE, L.P., a Texas limited partnership (the “Partnership”), pursuant to the Amended and Restated Limited Partnership Agreement of the Partnership (the “Agreement”). The undersigned hereby agrees to be bound by all of the terms and conditions of the Agreement and authorizes the General Partner to attach this counterpart signature page to the Agreement and, when so attached with the signature pages of all of the Partners, such Agreement will constitute one and the same document as if all signatories had originally signed thereon.
Dated: October 30, 2018.

CLASS B LIMITED PARTNER:

By:	/s/ Additional Class B Limited Partners listed on Exhibit “A”

JOINDER OF SPOUSE, IF APPLICABLE
The undersigned, being the spouse of a Class B Limited Partner whose signature appears above, subscribes his or her name as evidence of agreement and consent to the Amended and Restated Limited Partnership Agreement of Stratus Kingwood Place, L.P., and the dispositions made of the partnership interests in Stratus Kingwood Place, L.P. referred to in the Amended and Restated Limited Partnership Agreement, and to all other provisions thereof.
Dated: [                        ], 2018.

SPOUSE:

Printed Name:
Spouse of:

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